UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 30, 2012

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement

On January 30, 2012, Winmark Corporation and its subsidiaries’ (collectively, the “Company”) entered into an amendment to its $30,000,000 Credit Agreement with The PrivateBank and Trust Company and BMO Harris Bank N.A. (collectively, the “Lenders”).  The amendment, among other things, provides the consent of the Lenders for the Company’s payment of a previously announced special cash dividend to its shareholders of record and amends certain financial covenant calculations to remove the effect of said dividend in such calculations.

The foregoing description of the amendment to the Company’s Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full amendment attached hereto as Exhibit 10.1

Item 9.01                                                 Financial Statements and Exhibits

(d)                                 Exhibits

10.1	Amendment No. 1 to Credit Agreement dated January 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

WINMARK CORPORATION

Date: January 31, 2012	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

10.1	Amendment to Credit Agreement dated January 30, 2012